UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 9, 2012 (October 5, 2012)

VOYAGER OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1040
Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 323-0008

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment amends and restates the Current Report on Form 8-K previously filed by the registrant, Voyager Oil & Gas, Inc., on October 9, 2012, and is being filed solely to correct an error in the Item Numbers referred to therein. The reference to: “Item 1.01. Entry into a Material Definitive Agreement” in the previous filing was incorrect. The correct reference is to: “Item 2.01. Completion of Acquisition or Disposition of Assets,” as indicated below.

Item 2.01      Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 6, 2012, Emerald WB LLC (the “Subsidiary”), an indirect wholly owned subsidiary of Voyager Oil & Gas, Inc. (doing business under the assumed business name Emerald Oil, Inc.) (the “Company”), entered into a definitive purchase and sale agreement (the “Agreement”) with Slawson Exploration Company, Inc., a Kansas corporation, under which the Subsidiary agreed to acquire (the “Acquisition”) certain oil and gas leaseholds located primarily in McKenzie County, North Dakota, and various other related rights, interests, equipment and other assets. The effective time for the transfer of the leases was September 1, 2012. On October 5, 2012, the Subsidiary completed the Acquisition for an aggregate purchase price of $15.4 million in cash.

The foregoing summary of the Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on September 10, 2012, and is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

On October 8, 2012, the Company issued a press release that described the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information provided under this Item 7.01 in this report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

99.1	Press release dated October 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC. (Doing business under the assumed business name Emerald Oil, Inc.)

By: /s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Accounting Officer

Date: October 9, 2012

EXHIBIT INDEX

Exhibit	Exhibit Description

99.1	Press release dated October 8, 2012.